EXHIBIT 99.2

                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Modine
Manufacturing Company (the "Company") on Form 10-Q for the period ending June 26, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
E. T. Thomas, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                    /s/ E. T. THOMAS
                    ----------------------------
                    E. T. Thomas
                    Senior Vice President and
                    Chief Financial Officer
                    August 8, 2002